5. Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2018
Cash and cash equivalents [abstract]
Cash and Cash Equivalents
	12.31.2018	12.31.2017
Cash and bank accounts	167,728	157,470
Financial investments with immediate liquidity	1,780,681	882,605
	1,948,409	1,040,075

These comprise cash on hand, deposits with banks and short-term highly-liquid investments, which can be redeemed in cash within 90 days from the investment date. Temporary short-term investments are recorded at cost at the reporting date, plus earnings accrued. Cash and cash equivalents are subject to an insignificant risk of change in value.

Financial investments refer to Bank Deposit Certificates - CDBs and Repurchase Agreements, which are the sale of a security with the commitment of the seller (Bank) to repurchase it, and of the purchaser to resell it in the future. Investments are remunerated between 75% and 101% of Interbank Deposit Certificate (Certificado de Depósito Interbancário - CDI) interest